EXHIBIT 10.2
CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES
AND EXCHANGE COMMISSION. BRACKETED ASTERISKS ([* *]) DENOTE OMISSIONS.
SHIPPING AMENDMENT TO GLOBAL SUPPLY AGREEMENT
BETWEEN APPLIED MATERIALS AND
ADVANCED ENERGY INDUSTRIES
     THIS AMENDMENT is made as of the 29th day of August, 2005 (the “Effective Date”), between "Applied” and “Supplier” as those terms are defined in that certain Global Supply Agreement dated as of August 29, 2005, between Applied Materials, Inc. and Advanced Energy Industries, Inc. as amended (the “GSA”).
     WHEREAS, Applied wishes to apply different shipping terms than those set forth in the GSA with respect to certain parts; and
     WHEREAS, Applied and Supplier wish to execute this Amendment so that such shipping terms will apply,
     NOW THEREFORE, in consideration of the mutual covenants set forth herein, the receipt and sufficiency of which are hereby mutually acknowledged, and notwithstanding Section 6(b) of the GSA or any other provision thereof, and notwithstanding any conflicting terms in an Authorized Demand Signal (unless such conflicting terms refer specifically to this Amendment and state that they override this Amendment), Applied and Supplier agree, as follows:
1. For direct shipments from Supplier’s Shenzen facility to an Applied facility. Supplier shall at [* *] charge clear all Items for export from China and shall be responsible for delivery of Items from Supplier’s Shenzen facility to [* *]‘s Hong Kong dock. Supplier shall ensure that the quantity of an Item that is delivered to [* *]‘s Hong Kong dock is the exact quantity ordered by Applied’s Authorized Demand Signal. Applied Material’s designated carrier, [* *], will pick up Items at [* *]‘s Hong Kong dock. [* *] shall be responsible for all costs (other than [* *]) incurred to transport the Items from [* *]‘s Hong Kong dock to the specified Applied facility destination point, including [* *]. Bills of lading or shipping receipts to be paid directly by [* *] shall specify “[* *]”. An Item shall not be considered delivered to Applied for any purpose under the GSA unless and until delivered by Applied’s designated carriers to Applied or its designee at the specified destination point. [* *] shall bear all risk of loss [* *] the Items are [* *].
2. For [* *] shipments from Supplier’s Shenzen facility to Applied’s [* *]. Supplier ships goods from its Shenzen facility to certain of Applied’s [* *] pursuant to the terms of Section 3(e) of the GSA and Supplier also ships Items to Supplier’s [* *] location (“[* *] Shipments”). [* *] Shipments to [* *] governed by this Section 2 shall be limited to shipments to those destinations in the United States which are listed on Schedule 1 to this Amendment (“Authorized Destinations”). Supplier shall clear all [* *] Shipments for export from China and shall be responsible for delivery of Items from Supplier’s Shenzen facility to [* *]‘s Hong Kong dock. Supplier shall ensure that the quantity of [* *] Shipments that are delivered to [* *]‘s Hong Kong dock are no greater than the exact quantity ordered by the respective Applied [* *] for Applied’s [* *] only. Applied Material’s designated carrier, [* *], will pick up Items at [* *]‘s Hong Kong dock. [* *] shall be responsible for all costs (other than [* *]) incurred to transport the Items from [* *]‘s Hong Kong dock to the specified Authorized Destinations, including [* *]. Bills of lading or shipping receipts to be paid directly by [* *] shall specify “[* *]”.
3. For shipments from Supplier’s Shenzen facility to Supplier’s [* *] location in Austin. Supplier maintains a warehouse in Austin, Texas, (“[* *] Location”) dedicated to support delivery of [* *] Items pursuant to GSA Section 16. Supplier shall clear all [* *] Items for export from
APPLIED MATERIALS CONFIDENTIAL / Advanced Energy Industries

China and shall be responsible for delivery of [* *] Items from Supplier’s Shenzen facility to [* *]‘s Hong Kong dock. Supplier shall ensure that the quantity of [* *] Items that are delivered to such carrier are appropriate to support [* *]. The International Carrier shall pick up [* *] Items at [* *]‘s Hong Kong dock. [* *] shall be responsible for all costs (other than [* *]) incurred to transport the Items from [* *]‘s Hong Kong dock to the [* *] Location, including [* *]. Bills of lading or shipping receipts to be paid directly by [* *] shall specify “[* *]”. A [* *] Item shall not be considered delivered to Applied for any purpose under the GSA unless and until delivered to [* *]. [* *] shall bear all risk of loss [* *] the [* *] Items are [* *].
     4. For shipments from Supplier’s Vancouver, Washington and Ft. Collins, CO facilities to Supplier’s [* *] location in Austin. For [* *] Items manufactured at Supplier’s Vancouver, WA and Ft. Collins, CO facilities, [* *] shall be responsible for all costs and expenses (other than [* *]) to deliver the [* *] Items to the [* *] Location [* *]. Supplier shall ensure that the quantity of [* *] Items tendered to [* *] are appropriate to support Applied’s [* *]. Bills of lading or shipping receipts to be paid directly by [* *] shall specify “[* *]”. A [* *] Item shall not be considered delivered to Applied for any purpose under the GSA unless and until delivered to the Applied [* *] destination point specified in an Authorized Demand Signal. [* *] shall bear all risk of loss [* *] the [* *] Items are [* *].
     5.. Authorized Shipping Levels for Third Party Bill shipments via [* *]. Notwithstanding the foregoing, [* *] shall not be responsible for any costs associated with third party bill shipments made by [* *] pursuant to Sections 1, 2, 3 and 4 above if [* *], without [* *]‘s prior written approval: (i) uses a shipping carrier other than [* *] for international shipments pursuant to Sections 1, 2 and 3 above; (ii) uses a carrier other than [* *] for domestic shipments pursuant to Section 4 above; (iii) designates a shipping service level, including any expedited shipping service level, that is more expensive than [* *]‘s or [* *]‘s standard shipping service level; or (iv) ships quantities of Items, [* *] Shipments or [* *] Items in excess of the quantities identified in Sections 1, 2, 3 and 4 respectively above. [* *] may recover and offset or adjust payment for those delivery costs that [* *] incurs, and for which [* *] is not responsible under this Amendment.
     6. Duty Drawback. [* *] shall provide [* *] with the paperwork necessary for [* *] to qualify for duty drawback with respect to all Items, [* *] Shipments and [* *] Items shipped pursuant to this Amendment.
APPLIED MATERIALS CONFIDENTIAL / Advanced Energy Industries

7. Except to the limited extent expressly modified by this Amendment, the GSA shall remain unmodified and in full force and effect.
Executed as of the date first set forth above by the following duly authorized representatives of the Parties.

APPLIED MATERIALS, INC.		ADVANCED ENERGY INDUSTRIES, INC.

By:		By:

	Signature		Signature

	Printed name		Printed name

	Title		Title
APPLIED MATERIALS CONFIDENTIAL / Advanced Energy Industries